UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2020

EMERGENT BIOSOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33137	14-1902018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
 400 Professional Drive, Suite 400,
Gaithersburg, Maryland 20879
(Address of principal executive offices, including zip code)

(240) 631-3200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per share	EBS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01 Other Events.

Pricing of Senior Unsecured Notes Offering
On August 4, 2020, Emergent BioSolutions Inc. (the “Company”) announced the pricing of $450 million aggregate principal amount of 3.875% Senior Unsecured Notes due 2028 (the “Notes”) in a previously announced private offering (the “Offering”). The size of the Offering reflects an increase of $50 million in aggregate principal amount of the Notes from the previously announced offering size of $400 million. Company intends to use the net proceeds from the sale of the Notes to repay the $353 million outstanding under its $600 million revolving credit facility with the remainder to be used for general corporate purposes. The sale of the Notes is expected to close on August 7, 2020, subject to customary closing conditions. A copy of the press release announcing the pricing of the offering is attached hereto as Exhibit 99 and is incorporated herein by reference.
The Notes are being sold in a private placement to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act.
The Notes may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.
This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy the Notes, and there shall not be any offer to sell, solicitation of an offer to buy or sale of the Notes in any jurisdiction in which, or to any person to whom, such an offering, solicitation or sale is unlawful.

Credit Agreement Amendment

The Company is seeking an amendment to the credit agreement governing its senior secured term loan facility and senior secured revolving credit facility (the “Credit Agreement Amendment”). The Credit Agreement Amendment is expected to become effective concurrently with the closing of the Offering, but the Offering is not conditioned upon the effectiveness of the Credit Agreement Amendment.

The Credit Agreement Amendment is expected to (i) accommodate the incurrence of the indebtedness with respect to the Notes, (ii) increase the applicable margin by 0.25% if the Company’s consolidated net leverage ratio equals or exceeds 3.50 to 1.00, (iii) make certain amendments to the covenants, (iv) amend the consolidated net leverage ratio financial covenant by increasing the maximum level to 4.50 to 1.00 at all times after the effectiveness of the Credit Agreement Amendment and (v) permit incremental term loan facilities, or one or more increases in the commitments under the Company’s senior secured revolving credit facility up to amounts subject to certain limitations related to the Company’s consolidated secured net leverage ratio and cash flow.

The Credit Agreement Amendment is subject to the approval of the requisite lenders under the Company’s senior secured term loan facility and senior secured revolving credit facility. The terms of the Credit Agreement Amendment are subject to change, and there can be no assurances that the Company will enter into the Credit Agreement Amendment on the terms described above, if at all.
Cautionary Statement on Forward-Looking Statements
Statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including statements regarding the anticipated completion of the sale and issuance of the Notes, the intended use of proceeds and the expected terms of the potential Credit Agreement Amendment, are forward-looking statements. We generally identify forward-looking statements by using words like "will," "believes," "expects," "anticipates," "intends," "plans," "forecasts," "estimates" and similar expressions. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this Current Report on Form 8-K, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including uncertainties related to market conditions, the satisfaction of closing conditions, the completion of the sale and issuance of the Notes on the anticipated terms or at all and the completion of the Credit Agreement Amendment on the anticipated terms or at all. Investors should consider this cautionary statement as well as the risk factors identified in our periodic reports filed with the Securities and Exchange Commission when evaluating our forward-looking statements.

Item 9.01.  Financial Statements and Exhibits.

 (d)         Exhibits.

Exhibit No.	Description
99	Press release issued by the Company on August 4, 2020
101
Emergent BioSolutions Inc. Current Report on Form 8-K, dated August 4, 2020, formatted in XBRL (Extensible Business Reporting Language): Cover Page. The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENT BIOSOLUTIONS INC.

Dated: August 4, 2020	By:	/s/ RICHARD S. LINDAHL
Name:Richard S. Lindahl Title: Executive Vice President, Chief Financial Officer and Treasurer